SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               MARCH 21, 2000
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                Date of Report (Date of earliest event reported)


                        TRAVELERS PROPERTY CASUALTY CORP.
              ---------------------------------------------------
               (Exact name of registrant as specified in charter)


      DELAWARE                     1-14328                   06-1445591
   ---------------             -----------------         ------------------
   (State or other          (Commission File Number)       (IRS Employer
   jurisdiction of                                         Identification
   incorporation)                                              Number)


  ONE TOWER SQUARE, HARTFORD, CONNECTICUT                      06183
  ----------------------------------------                    ----------
  (Address of principal executive offices)                    (Zip Code)


                                 (860) 277-0111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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                        Travelers Property Casualty Corp.
                           Current Report on Form 8-K


Item 5.           Other Events.

On March 21, 2000, Travelers Property Casualty Corp. issued a press release announcing that its Board of Directors approved a cash tender offer by Citigroup, for all the publicly-held shares of the Company's Class A common stock at a price of $41.50 per share. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)       Not applicable.

         (b)       Not applicable.

         (c)       Exhibits


                   Exhibit No.       Description
                   -----------       ------------------

                   99.01 Press Release of Travelers Property Casualty Corp. dated March 21, 2000



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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 21, 2000


                                       TRAVELERS PROPERTY CASUALTY CORP.


                                       By: /s/ Paul H. Eddy
                                          --------------------------
                                       Name:   Paul H. Eddy
                                       Title:  Assistant Secretary



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